Exhibit 99.1

Effective April 1, 2025 (fiscal year 2026), DXC Technology ("DXC" or the "Company") began reporting its financial results under a new segment structure designed to better reflect the Company’s operational structure and the delivery of end-to-end IT services. The new structure includes three reportable segments that align with how management runs the business and allocates resources: Consulting & Engineering Services ("CES"), Global Infrastructure Services ("GIS"), and Insurance Services ("Insurance"). Descriptions for each segment are provided below:

•Consulting & Engineering Services – Helps businesses use AI and data analytics to improve operations, automate tasks, and speed up their digital transformation. We provide software engineering, consulting, and custom and enterprise applications solutions that help companies manage essential functions, modernize processes, and drive innovation. We have strong expertise in industries like finance, automotive, manufacturing, healthcare, life sciences, travel, and the public sector. Our solutions help businesses stay competitive by improving efficiency, launching new products faster, expanding into new markets, and achieving their strategic goals.

•Global Infrastructure Services – Implements and operates the technology underpinning the critical systems of global businesses and governments. Clients trust us to secure, modernize, and operate their critical systems and improve workplace experience to support business growth. Services include the design, migration, and management of complex data center, mainframe, cloud, and network environments, with an emphasis on scalability, security, compliance, and cost efficiency. By leveraging a human-led, AI-driven Intelligent Operations approach, we deliver secure, reliable IT operations that clients trust. We also provide cross-industry business process services, which streamline clients’ core enterprise functions such as finance, HR, procurement, and customer service. The implementation of secure, reliable technology improves employee experiences and productivity by streamlining daily operations—such as device management, helpdesk support, and AI-powered automation—enabling seamless collaboration, reducing IT support demands, and lowering costs through intuitive, self-service tools.

•Insurance Services – Provides software and services for Life and Wealth, Property & Casualty and Reinsurance providers, helping them optimize, run and digitally transform their operations. We help insurers modernize their technology landscape from heritage systems to advanced AI-powered solutions that enhances operational efficiency, improves customer experiences, and enables insurers to adopt a digital-first approach. Complementing our software solutions, we provide comprehensive business process services, leveraging deep industry expertise to support the full spectrum of insurance operations.

We have prepared unaudited historical consolidated financial information based on the new reporting structure, which includes certain non-GAAP measures.

Unaudited Historical Financial Measures

Revenue:

Fiscal year 2025	Three Months Ended				Twelve Months Ended
(in millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2025
CES	$1,281	$1,279	$1,267	$1,235	$5,062
GIS	1,658	1,656	1,651	1,631	6,596
Insurance	297	306	307	303	1,213
Total Revenue	$3,236	$3,241	$3,225	$3,169	$12,871

Fiscal year 2024	Three Months Ended				Twelve Months Ended
(in millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024
CES	$1,320	$1,322	$1,313	$1,319	$5,274
GIS	1,844	1,824	1,798	1,764	7,230
Insurance	282	290	288	303	1,163
Total Revenue	$3,446	$3,436	$3,399	$3,386	$13,667

Organic revenue year-over-year growth:

Fiscal year 2025	Three Months Ended				Twelve Months Ended
(in millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2025
CES	(0.9)%	(3.4)%	(2.2)%	(4.0)%	(2.6)%
GIS	(8.6)%	(9.0)%	(7.2)%	(5.2)%	(7.5)%
Insurance	6.2%	5.3%	6.4%	1.1%	4.7%
Total organic revenue growth	(4.4)%	(5.6)%	(4.2)%	(4.2)%	(4.6)%

Fiscal year 2024	Three Months Ended				Twelve Months Ended
(in millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024
CES	2.9%	1.6%	(0.4)%	(0.8)%	0.8%
GIS	(9.6)%	(8.9)%	(8.7)%	(9.1)%	(9.1)%
Insurance	9.8%	8.9%	5.1%	4.2%	6.9%
Total organic revenue growth	(3.6)%	(3.6)%	(4.5)%	(4.9)%	(4.1)%

Segment Profit:

Fiscal year 2025	Three Months Ended				Twelve Months Ended
(in millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2025
CES	$123	$175	$164	$118	$580
GIS	101	120	112	98	431
Insurance	44	37	50	31	162
Total profit for reportable segments	$268	$332	$326	$247	$1,173

Fiscal year 2024	Three Months Ended				Twelve Months Ended
(in millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024
CES	$120	$139	$151	$156	$566
GIS	82	107	120	120	429
Insurance	36	37	36	46	155
Total profit for reportable segments	$238	$283	$307	$322	$1,150

Reconciliation of Segment Profit to Net Income

We define segment profit as segment revenues less costs of services, segment selling, general and administrative, depreciation and amortization, and other segment items. The Company allocates certain costs such as real estate costs, information technology costs and costs for certain other shared corporate functions to it segments using a proportional share of either revenue or headcount for each segment.

Segment profit excludes various non-GAAP adjustments, including:
•Restructuring costs – includes costs, net of reversals, related to workforce and real estate optimization and other similar charges.
•Transaction, separation and integration-related (“TSI”) costs – includes third party costs related to integration, separation, planning, financing and advisory fees and other similar charges associated with mergers, acquisitions, strategic investments, joint ventures, and dispositions and other similar transactions incurred within one year of such transactions closing, except for costs associated with related disputes, which may arise more than one year after closing.
•Amortization of acquired intangible assets – includes amortization of intangible assets acquired through business combinations.
•Merger-related indemnification – in fiscal 2025 and fiscal 2024, represents the Company’s estimate of potential net liability to HPE for tax related indemnifications.
•Gains and losses on dispositions – gains and losses related to dispositions of businesses, strategic assets and interests in less than wholly-owned entities.
•Gains and losses on real estate and facility sales – gains and losses related to dispositions of real property.
•Impairment losses – non-cash charges associated with the permanent reduction in the value of the Company’s assets (e.g., impairment of goodwill and other long-term assets including fixed assets and impairments to deferred tax assets for discrete changes in valuation allowances). Future discrete reversals of valuation allowances are likewise excluded.
•Pension and OPEB actuarial and settlement gains and losses – pension and OPEB actuarial mark to market adjustments and settlement gains and losses.

Certain corporate costs and other expenses managed centrally are not allocated to individual segments. As part of the transition to the new segment structure, the Company updated the assumptions that define which expenses remain in corporate post allocation. The tables below reflect those revised assumptions.

Fiscal year 2025	Three Months Ended				Twelve Months Ended
(in millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2025
Total profit for reportable segments	$268	$332	$326	$247	$1,173
Corporate expenses	(44)	(53)	(40)	(17)	(154)
Adjusted EBIT	$224	$279	$286	$230	$1,019
Restructuring costs	(39)	(42)	(43)	(29)	(153)
Transaction, separation and integration-related costs	(7)	(15)	(3)	—	(25)
Amortization of acquired intangibles	(87)	(89)	(87)	(85)	(348)
Merger related indemnification	—	—	—	(2)	(2)
Gains on dispositions	—	5	8	—	13
(Losses) gains on real estate and facility sales	(2)	(27)	(3)	9	(23)
Impairment losses	—	—	(12)	(5)	(17)
Pension and OPEB actuarial and settlement gains (losses)	—	—	—	232	232
EBIT	$89	$111	$146	$350	$696
Interest income	51	51	51	46	199
Interest expense	(72)	(69)	(66)	(58)	(265)
Income before income tax	$68	$93	$131	$338	$630
Income tax expense	43	48	68	75	234
Net income	$25	$45	$63	$263	$396

Fiscal year 2024	Three Months Ended				Twelve Months Ended
(in millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024
Total profit for reportable segments	$238	$283	$307	$322	$1,150
Corporate expenses	(20)	(32)	(51)	(38)	(141)
Adjusted EBIT	$218	$251	$256	$284	$1,009
Restructuring costs	(20)	(35)	(36)	(20)	(111)
Transaction, separation and integration-related costs	(1)	(3)	(2)	(1)	(7)
Amortization of acquired intangibles	(89)	(89)	(88)	(88)	(354)
Merger related indemnification	(11)	(2)	(2)	(1)	(16)
Gains (losses) on dispositions	(5)	33	104	(17)	115
(Losses) gains on real estate and facility sales	6	—	2	(1)	7
Impairment losses	(3)	(2)	—	—	(5)
Pension and OPEB actuarial and settlement gains (losses)	—	—	—	(445)	(445)
EBIT	$95	$153	$234	$(289)	$193
Interest income	49	53	56	56	214
Interest expense	(66)	(78)	(78)	(76)	(298)
Income before income tax	$78	$128	$212	$(309)	$109
Income tax expense	36	29	72	(114)	23
Net income	$42	$99	$140	$(195)	$86

Reconciliation of revenue growth to organic revenue growth:

Fiscal year 2025	Three Months Ended				Twelve Months Ended
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2025
Total DXC revenue growth	(6.1)%	(5.7)%	(5.1)%	(6.4)%	(5.8)%
Foreign currency	1.4%	—%	0.7%	2.1%	1.0%
Acquisitions and divestitures	0.3%	0.1%	0.2%	0.1%	0.2%
Total DXC organic revenue growth	(4.4)%	(5.6)%	(4.2)%	(4.2)%	(4.6)%

CES revenue growth	(3.0)%	(3.3)%	(3.5)%	(6.4)%	(4.0)%
Foreign currency	1.7%	(0.1)%	0.9%	2.1%	1.1%
Acquisitions and divestitures	0.4%	—%	0.4%	0.3%	0.3%
CES organic revenue growth	(0.9)%	(3.4)%	(2.2)%	(4.0)%	(2.6)%

GIS revenue growth	(10.1)%	(9.2)%	(8.2)%	(7.5)%	(8.8)%
Foreign currency	1.3%	0.1%	0.8%	2.2%	1.1%
Acquisitions and divestitures	0.2%	0.1%	0.2%	0.1%	0.2%
GIS organic revenue growth	(8.6)%	(9.0)%	(7.2)%	(5.2)%	(7.5)%

Insurance revenue growth	5.3%	5.5%	6.6%	—%	4.3%
Foreign currency	0.9%	(0.2)%	(0.2)%	1.1%	0.4%
Acquisitions and divestitures	—%	—%	—%	—%	—%
Insurance organic revenue growth	6.2%	5.3%	6.4%	1.1%	4.7%

Fiscal year 2024	Three Months Ended				Twelve Months Ended
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024
Total DXC revenue growth	(7.0)%	(3.6)%	(4.7)%	(5.7)%	(5.3)%
Foreign currency	0.7%	(2.0)%	(1.7)%	0.2%	(0.7)%
Acquisitions and divestitures	2.7%	2.0%	1.9%	0.6%	1.9%
Total DXC organic revenue growth	(3.6)%	(3.6)%	(4.5)%	(4.9)%	(4.1)%

CES revenue growth	(5.0)%	(2.1)%	(4.0)%	(3.0)%	(3.5)%
Foreign currency	0.7%	(1.6)%	(1.5)%	0.5%	(0.5)%
Acquisitions and divestitures	7.2%	5.3%	5.1%	1.7%	4.8%
CES organic revenue growth	2.9%	1.6%	(0.4)%	(0.8)%	0.8%

GIS revenue growth	(10.4)%	(6.6)%	(6.7)%	(9.1)%	(8.2)%
Foreign currency	0.7%	(2.3)%	(2.0)%	(0.1)%	(0.9)%
Acquisitions and divestitures	0.1%	—%	—%	0.1%	—%
GIS organic revenue growth	(9.6)%	(8.9)%	(8.7)%	(9.1)%	(9.1)%

Insurance revenue growth	8.8%	9.9%	6.0%	4.3%	7.2%
Foreign currency	1.0%	(1.0)%	(0.9)%	(0.1)%	(0.3)%
Acquisitions and divestitures	—%	—%	—%	—%	—%
Insurance organic revenue growth	9.8%	8.9%	5.1%	4.2%	6.9%